UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21238

Registrant Name:	PIMCO Corporate & Income Opportunity Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau 650 Newport Center Drive Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2017

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

April 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.6%
LOAN PARTICIPATIONS AND ASSIGNMENTS 6.2%
Air Methods Corp.
TBD% due 04/05/2024		$100	$100
Altice Financing S.A.
TBD% due 06/21/2025		660	660
Avolon Holdings Ltd.
3.243% due 09/20/2020		80	81
3.743% due 03/20/2022		610	620
BMC Software Finance, Inc.
5.000% due 09/10/2020		13,073	13,153
BWAY Holding Co.
TBD% due 04/03/2024		1,070	1,067
CCC Information Services, Inc.
TBD% due 03/29/2024		100	100
CH Hold Corp.
3.000% due 02/01/2024		27	27
4.000% due 02/01/2024		273	275
Change Healthcare Holdings, Inc.
3.750% due 03/01/2024		1,100	1,104
Charter Communications Operating LLC
3.000% due 01/03/2021		369	371
CityCenter Holdings LLC
TBD% due 04/18/2024		100	100
Concordia International Corp.
5.250% due 10/21/2021		5,155	3,505
Endo Luxembourg Finance Co. SARL
TBD% due 04/05/2024		6,040	6,079
FMG Resources Pty. Ltd.
3.750% due 06/30/2019		760	766
Forbes Energy Services LLC
6.155% - 7.000% due 04/13/2021		785	700
Gartner, Inc.
2.993% due 04/05/2024		31	31
iHeartCommunications, Inc.
7.743% due 01/30/2019		8,198	7,040
Ineos Finance PLC
3.250% due 04/01/2024	EUR	2,394	2,622
Lightstone Generation LLC
6.539% due 01/30/2024		$2,900	2,920
Misys Europe S.A.
TBD% due 04/27/2025		100	99
NeuStar, Inc.
TBD% due 08/28/2019		50	51
TBD% due 02/28/2024		90	91
TBD% due 02/24/2025		140	141
Prestige Brands, Inc.
3.743% due 01/26/2024		193	194
Restaurant Brands International, Inc.
3.250% - 3.397% due 02/16/2024		1,048	1,050
Sequa Corp.
TBD% due 11/26/2021		400	405
TBD% due 04/13/2022		160	163
Solvay Acetow GmbH
TBD% due 04/19/2024	EUR	1,000	1,087
Sprint Communications, Inc.
3.500% due 02/02/2024		$2,800	2,806
Team Health Holdings, Inc.
3.750% due 02/06/2024		600	598
Univision Communications, Inc.
3.750% due 03/15/2024		1,755	1,745
UPC Financing Partnership
3.744% due 04/15/2025		300	301
Valeant Pharmaceuticals International, Inc.
5.570% - 5.740% due 04/01/2022		624	628
Vistra Operations Co. LLC
4.244% - 4.283% due 12/14/2023		1,097	1,102
Westmoreland Coal Co.
7.647% due 12/16/2020		12,864	11,867
Xella International GmbH
TBD% due 02/02/2024	EUR	1,600	1,750

Ziggo Secured Finance BV
TBD% due 04/15/2025		150	164

Total Loan Participations and Assignments (Cost $66,654)			65,563

CORPORATE BONDS & NOTES 60.4%
BANKING & FINANCE 27.5%
AGFC Capital Trust
2.908% due 01/15/2067		$1,800	981
Ally Financial, Inc.
8.000% due 11/01/2031 (j)		12,145	14,513
ASP AMC Merger Sub, Inc.
8.000% due 05/15/2025		196	195
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (g)	EUR	14,000	15,806
8.875% due 04/14/2021 (g)		400	496
Banco do Brasil S.A.
6.250% due 04/15/2024 (g)		$4,200	3,701
9.000% due 06/18/2024 (g)(j)		9,298	9,847
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	500	158
4.000% due 01/21/2019 ^		5,000	1,579
4.750% due 01/15/2018 ^		1,000	316
Banco Santander S.A.
6.250% due 09/11/2021 (g)		9,900	11,045
Bank of Ireland
7.375% due 06/18/2020 (g)		1,200	1,429
Barclays PLC
3.250% due 02/12/2027	GBP	200	264
6.500% due 09/15/2019 (g)	EUR	1,600	1,822
7.000% due 09/15/2019 (g)	GBP	400	530
7.250% due 03/15/2023 (g)		350	474
8.000% due 12/15/2020 (g)	EUR	200	241
8.250% due 12/15/2018 (g)		$230	245
Blackstone CQP Holdco LP
6.500% due 03/20/2021		8,700	8,768
BNP Paribas S.A.
7.375% due 08/19/2025 (g)(j)		6,650	7,082
Cantor Fitzgerald LP
6.500% due 06/17/2022 (j)		10,000	11,054
CBL & Associates LP
5.950% due 12/15/2026 (j)		3,760	3,699
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	630	975
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (g)	EUR	1,800	2,178
Credit Agricole S.A.
7.500% due 06/23/2026 (g)	GBP	670	925
7.875% due 01/23/2024 (g)(j)		$11,400	12,225
Credit Suisse AG
6.500% due 08/08/2023		200	223
Credit Suisse Group AG
7.500% due 12/11/2023 (g)		2,336	2,596
CyrusOne LP
5.000% due 03/15/2024		62	64
5.375% due 03/15/2027		32	33
Deutsche Bank AG
4.250% due 10/14/2021 (j)		3,600	3,727
EPR Properties
4.750% due 12/15/2026 (j)		5,400	5,531
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (j)		6,000	6,430
GSPA Monetization Trust
6.422% due 10/09/2029 (j)		6,973	7,922
HSBC Holdings PLC
6.000% due 09/29/2023 (g)	EUR	4,977	6,001
Intesa Sanpaolo SpA
7.750% due 01/11/2027 (g)		220	257
Jefferies Finance LLC
6.875% due 04/15/2022		$1,900	1,900
7.375% due 04/01/2020		3,525	3,622
7.500% due 04/15/2021		2,391	2,478
Jefferies LoanCore LLC
6.875% due 06/01/2020 (j)		11,300	11,498
Lloyds Bank PLC
12.000% due 12/16/2024 (g)(j)		3,700	5,044
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)	GBP	2,610	3,771
7.875% due 06/27/2029 (g)		1,565	2,332
MPT Operating Partnership LP
5.250% due 08/01/2026		$2,203	2,269
Nationwide Building Society
10.250% due 06/29/2049 (g)	GBP	21	4,009

Navient Corp.
4.875% due 06/17/2019		$395	409
5.500% due 01/15/2019 (j)		4,950	5,154
5.625% due 08/01/2033		222	179
8.000% due 03/25/2020		230	254
Neuberger Berman Group LLC
4.875% due 04/15/2045 (j)		3,400	3,173
Novo Banco S.A.
5.000% due 04/04/2019	EUR	371	345
5.000% due 04/23/2019		152	141
5.000% due 05/14/2019		315	293
5.000% due 05/21/2019		73	68
5.000% due 05/23/2019		213	198
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$2,116	2,232
PHH Corp.
6.375% due 08/15/2021		3,580	3,625
7.375% due 09/01/2019		3,050	3,294
Provident Funding Associates LP
6.750% due 06/15/2021 (j)		4,750	4,893
Rio Oil Finance Trust
9.250% due 07/06/2024		8,785	9,060
9.750% due 01/06/2027		234	241
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)(j)		6,840	7,101
8.000% due 08/10/2025 (g)(j)		10,735	11,164
8.625% due 08/15/2021 (g)		3,530	3,819
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (g)	GBP	1,440	1,990
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$500	548
Spirit Realty LP
4.450% due 09/15/2026 (j)		2,600	2,582
Springleaf Finance Corp.
5.250% due 12/15/2019		2,971	3,016
6.000% due 06/01/2020		551	566
7.750% due 10/01/2021		90	97
8.250% due 12/15/2020 (j)		6,680	7,336
Stearns Holdings LLC
9.375% due 08/15/2020		600	609
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	4,158	5,232
Tempo Acquisition LLC
6.750% due 06/01/2025 (c)		$52	54
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	648	866
5.661% due 10/13/2041		513	698
5.744% due 04/13/2040		196	271
5.801% due 10/13/2040		836	1,157
6.052% due 10/13/2039		1,335	1,915
TIG FinCo PLC
8.500% due 03/02/2020		1,154	1,535
8.750% due 04/02/2020 (j)		17,104	21,697
WP Carey, Inc.
4.250% due 10/01/2026 (j)		$5,000	5,027

			291,094

INDUSTRIALS 26.8%
Altice Financing S.A.
7.500% due 05/15/2026 (j)		6,100	6,603
American Airlines Pass-Through Trust
4.950% due 08/15/2026 (j)		3,400	3,472
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,031	1,054
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(j)		8,226	8,252
BWAY Holding Co.
5.500% due 04/15/2024		53	54
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		26,699	32,739
Cedar Fair LP
5.375% due 04/15/2027		52	54
Charter Communications Operating LLC
5.375% due 05/01/2047		113	116
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		400	428
Chesapeake Energy Corp.
4.408% due 04/15/2019		157	157
Chobani LLC
7.500% due 04/15/2025		35	36
CommScope Technologies LLC
5.000% due 03/15/2027		4	4
Community Health Systems, Inc.
6.250% due 03/31/2023		279	285

CSN Islands Corp.
6.875% due 09/21/2019		240	203
CSN Resources S.A.
6.500% due 07/21/2020		2,300	1,869
Cumberland Farms, Inc.
6.750% due 05/01/2025		12	12
Diamond Resorts International, Inc.
10.750% due 09/01/2024		4,300	4,582
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (j)		9,300	9,346
Dynegy, Inc.
8.034% due 02/02/2024		3,725	3,436
Eagle Holding Co. LLC
7.625% due 05/15/2022 (c)(d)		72	74
EI Group PLC
6.375% due 09/26/2031	GBP	1,000	1,403
Endo Finance LLC
5.375% due 01/15/2023		$600	518
EW Scripps Co.
5.125% due 05/15/2025		41	42
Ferroglobe PLC
9.375% due 03/01/2022		3,400	3,562
Ford Motor Co.
7.700% due 05/15/2097 (j)		31,901	39,022
Fresh Market, Inc.
9.750% due 05/01/2023 (j)		12,200	10,172
Frontier Finance PLC
8.000% due 03/23/2022	GBP	8,200	10,567
Greene King Finance PLC
5.702% due 12/15/2034		350	426
Hampton Roads PPV LLC
6.171% due 06/15/2053		$1,800	1,873
HCA, Inc.
4.500% due 02/15/2027		1,550	1,569
7.500% due 11/15/2095		4,800	4,752
Hexion, Inc.
10.375% due 02/01/2022		78	80
13.750% due 02/01/2022		78	77
iHeartCommunications, Inc.
9.000% due 09/15/2022		5,810	4,408
11.250% due 03/01/2021		2,920	2,256
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019 (j)		7,500	7,266
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		18,643	10,883
8.125% due 06/01/2023		1,939	1,115
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		14,290	13,718
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041		800	880
Kinder Morgan, Inc.
7.750% due 01/15/2032 (j)		3,100	3,957
7.800% due 08/01/2031 (j)		6,000	7,644
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (j)		6,000	5,145
5.500% due 04/15/2025		1,560	1,427
MDC Partners, Inc.
6.500% due 05/01/2024		2,000	1,960
Murphy Oil USA, Inc.
5.625% due 05/01/2027		33	34
N&W Global Vending SpA
7.000% due 10/15/2023	EUR	250	287
Petroleos Mexicanos
5.375% due 03/13/2022		$100	105
6.500% due 03/13/2027		446	483
Prime Security Services Borrower LLC
9.250% due 05/15/2023		1,689	1,849
QVC, Inc.
5.450% due 08/15/2034		1,650	1,530
5.950% due 03/15/2043		1,400	1,317
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,500	2,387
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$4,300	4,803
Safeway, Inc.
7.250% due 02/01/2031 (j)		9,392	9,134
Scientific Games International, Inc.
10.000% due 12/01/2022		3,750	4,076
SFR Group S.A.
6.250% due 05/15/2024 (j)		12,500	12,984
7.375% due 05/01/2026 (j)		3,600	3,802
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		1,100	1,129
Spirit Issuer PLC
3.042% due 12/28/2031	GBP	1,855	2,308
6.582% due 12/28/2027		2,500	3,546

Sugarhouse HSP Gaming Prop Mezz LP
5.875% due 05/15/2025 (c)		$56	56
Symantec Corp.
5.000% due 04/15/2025		75	78
Team Health Holdings, Inc.
6.375% due 02/01/2025		29	28
Time Warner Cable LLC
8.250% due 04/01/2019		140	156
Transocean, Inc.
9.000% due 07/15/2023		969	1,038
UAL Pass-Through Trust
7.336% due 01/02/2021		1,795	1,887
UCP, Inc.
8.500% due 10/21/2017		10,900	10,834
Ultra Resources, Inc.
7.125% due 04/15/2025		23	23
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	6,861	9,895
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$153	157
7.000% due 03/15/2024		293	300
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	980	1,305

			283,029

UTILITIES 6.1%
Frontier Communications Corp.
8.500% due 04/15/2020		$2,000	2,123
8.875% due 09/15/2020 (j)		10,327	10,940
11.000% due 09/15/2025		940	911
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		11,200	12,581
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (j)		15,730	16,772
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		501	304
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (h)		4,696	1,916
6.750% due 10/01/2023 (h)		4,465	1,774
Petrobras Global Finance BV
6.125% due 01/17/2022		308	324
6.250% due 12/14/2026	GBP	6,100	8,195
6.625% due 01/16/2034		800	1,015
6.750% due 01/27/2041		$4,100	3,885
7.375% due 01/17/2027		380	409
Sprint Capital Corp.
6.900% due 05/01/2019		2,000	2,153
TerraForm Power Operating LLC
6.375% due 02/01/2023		1,075	1,115

			64,417

Total Corporate Bonds & Notes (Cost $597,016)			638,540

CONVERTIBLE BONDS & NOTES 0.7%
INDUSTRIALS 0.7%
DISH Network Corp.
3.375% due 08/15/2026		5,900	7,250

Total Convertible Bonds & Notes (Cost $5,900)			7,250

MUNICIPAL BONDS & NOTES 7.5%
CALIFORNIA 3.7%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		3,425	3,696
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040		21,545	25,802
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		8,500	9,468

			38,966

ILLINOIS 2.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		23,700	24,156
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		120	106

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	200	205

		24,467

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,400	1,187

WEST VIRGINIA 1.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	78,700	4,017
7.467% due 06/01/2047	10,710	10,358

		14,375

Total Municipal Bonds & Notes (Cost $71,436)		78,995

U.S. GOVERNMENT AGENCIES 4.4%
Fannie Mae
3.000% due 01/25/2042 (a)	1,360	122
3.500% due 02/25/2033 (a)	3,268	489
4.541% due 07/25/2029	1,490	1,546
5.109% due 07/25/2040 (a)	1,564	196
5.241% due 01/25/2029	800	871
6.741% due 07/25/2029	2,010	2,149
Freddie Mac
0.000% due 04/25/2045 - 04/25/2046 (b)(f)	14,020	11,573
0.100% due 04/25/2046 (a)	20,476	50
0.200% due 04/25/2045 (a)	10,054	30
6.106% due 02/15/2034 (a)	2,721	514
7.040% due 07/15/2039	2,681	2,916
7.923% due 11/25/2055	14,679	8,269
8.168% due 03/15/2044	1,485	1,742
8.541% due 12/25/2027	4,445	5,024
9.348% due 04/15/2044	246	307
9.379% due 02/15/2036	5,228	7,055
11.741% due 03/25/2025	2,361	3,031
Ginnie Mae
3.000% due 12/20/2042 (a)	74	11
3.500% due 09/16/2041 - 06/20/2042 (a)	1,961	279
5.757% due 01/20/2042 (a)	2,932	374

Total U.S. Government Agencies (Cost $43,885)		46,548

NON-AGENCY MORTGAGE-BACKED SECURITIES 23.3%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	247	229
6.000% due 04/25/2036 ^	4,495	4,112
Banc of America Funding Trust
5.500% due 01/25/2036	235	242
6.000% due 07/25/2037 ^	698	543
BCAP LLC Trust
3.234% due 03/27/2036	3,850	2,103
4.245% due 07/26/2037	628	20
5.075% due 03/26/2037	2,071	638
7.000% due 12/26/2036	6,069	5,456
Bear Stearns ALT-A Trust
3.151% due 11/25/2036 ^	958	781
3.215% due 08/25/2046	6,208	5,525
3.319% due 09/25/2035 ^	1,498	1,215
3.333% due 08/25/2036 ^	4,117	3,043
3.527% due 11/25/2034	412	392
Bear Stearns Commercial Mortgage Securities Trust
5.714% due 04/12/2038	370	288
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036	2,635	2,548
Chase Mortgage Finance Trust
3.196% due 12/25/2035 ^	27	26
6.000% due 02/25/2037 ^	2,304	1,866
6.000% due 03/25/2037 ^	520	443
6.000% due 07/25/2037 ^	1,935	1,718
Citigroup Mortgage Loan Trust, Inc.
3.203% due 04/25/2037 ^	4,343	3,492
3.302% due 03/25/2037 ^	1,264	1,086
3.747% due 11/25/2035	18,147	10,275
6.000% due 11/25/2036	15,079	11,340
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049	155	113
5.688% due 10/15/2048	8,300	4,585
CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^	3,490	3,004
Commercial Mortgage Loan Trust
6.310% due 12/10/2049	3,476	2,225

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^		2,689	2,079
Countrywide Alternative Loan Trust
1.203% due 03/20/2046		6,222	5,238
1.261% due 08/25/2035		387	248
3.990% due 06/25/2047		4,297	3,806
4.259% due 04/25/2037 ^(a)		28,888	5,594
5.250% due 05/25/2021 ^		21	21
5.500% due 03/25/2035		711	555
5.500% due 09/25/2035 ^		6,203	5,593
5.500% due 03/25/2036 ^		240	189
5.750% due 01/25/2035		873	877
5.750% due 02/25/2035		936	894
6.000% due 02/25/2035		864	877
6.000% due 04/25/2036		2,334	1,830
6.000% due 05/25/2036 ^		2,531	1,972
6.000% due 02/25/2037 ^		836	571
6.000% due 02/25/2037		3,177	2,506
6.000% due 04/25/2037 ^		8,685	6,620
6.000% due 08/25/2037 ^		11,967	9,866
6.250% due 10/25/2036 ^		3,484	2,738
6.250% due 12/25/2036 ^		4,093	2,969
6.500% due 08/25/2036 ^		1,105	733
6.500% due 09/25/2036 ^		566	471
18.001% due 02/25/2036		2,481	3,066
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		911	754
6.000% due 04/25/2036 ^		662	614
Credit Suisse Commercial Mortgage Trust
5.870% due 09/15/2040		5,500	5,450
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		1,892	1,463
Epic Drummond Ltd.
0.499% due 01/25/2022	EUR	231	247
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$2,792	2,331
GS Mortgage Securities Trust
5.622% due 11/10/2039		1,763	1,666
GSR Mortgage Loan Trust
3.206% due 11/25/2035 ^		2,291	2,102
3.350% due 03/25/2037 ^		4,242	3,670
5.500% due 05/25/2036 ^		338	321
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		7,061	4,606
JPMorgan Alternative Loan Trust
2.997% due 03/25/2037		12,531	10,333
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		2,696	2,324
JPMorgan Mortgage Trust
3.192% due 01/25/2037 ^		1,705	1,522
3.271% due 10/25/2035		71	69
3.342% due 02/25/2036 ^		2,929	2,603
3.385% due 06/25/2036 ^		1,336	1,177
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		341	305
23.977% due 11/25/2035 ^		308	459
Lehman XS Trust
1.211% due 06/25/2047		4,989	4,117
MASTR Alternative Loan Trust
6.750% due 07/25/2036		4,045	2,777
Merrill Lynch Mortgage Investors Trust
3.205% due 03/25/2036 ^		4,340	3,152
Mesdag Delta BV
0.000% due 01/25/2020	EUR	2,116	2,218
Morgan Stanley Capital Trust
6.126% due 06/11/2049		$4,200	4,005
RBSSP Resecuritization Trust
1.202% due 10/27/2036		3,609	312
1.222% due 08/27/2037		8,000	2,370
Residential Accredit Loans, Inc. Trust
1.181% due 08/25/2036		1,413	1,258
1.221% due 05/25/2037 ^		510	123
6.000% due 08/25/2036 ^		938	793
6.000% due 05/25/2037 ^		2,979	2,642
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		497	383
6.000% due 02/25/2037 ^		2,369	1,815
6.250% due 09/25/2037 ^		5,647	4,044
Residential Funding Mortgage Securities, Inc. Trust
3.994% due 02/25/2037		3,961	3,162
Structured Adjustable Rate Mortgage Loan Trust
3.139% due 07/25/2035 ^		2,988	2,577
3.252% due 11/25/2036 ^		6,607	5,076
3.281% due 03/25/2037 ^		1,197	821
3.287% due 07/25/2036 ^		1,527	1,209
3.297% due 01/25/2036 ^		8,942	6,756

Structured Asset Mortgage Investments Trust
1.111% due 08/25/2036		245	214
Suntrust Adjustable Rate Mortgage Loan Trust
3.482% due 02/25/2037 ^		9,823	8,346
3.546% due 02/25/2037 ^		888	791
3.608% due 04/25/2037 ^		1,067	907
WaMu Mortgage Pass-Through Certificates Trust
2.696% due 07/25/2037 ^		1,100	907
2.995% due 10/25/2036 ^		2,152	1,708
3.090% due 02/25/2037 ^		1,473	1,392
4.341% due 07/25/2037 ^		2,513	2,302
Washington Mutual Mortgage Pass-Through Certificates Trust
1.502% due 05/25/2047 ^		490	104
6.000% due 10/25/2035 ^		2,086	1,650
6.000% due 03/25/2036 ^		3,060	2,996
6.000% due 02/25/2037		7,464	6,518

Total Non-Agency Mortgage-Backed Securities (Cost $236,137)			246,082

ASSET-BACKED SECURITIES 19.8%
Airspeed Ltd.
1.264% due 06/15/2032		5,655	4,701
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.341% due 03/25/2033		92	89
Bear Stearns Asset-Backed Securities Trust
1.391% due 04/25/2037		21,241	15,544
BlueMountain CLO Ltd.
6.605% due 04/13/2027		1,000	989
CIFC Funding Ltd.
0.000% due 05/24/2026 (f)		4,100	2,866
0.000% due 07/22/2026		3,000	1,788
Citigroup Mortgage Loan Trust, Inc.
1.151% due 12/25/2036		7,465	4,604
1.391% due 11/25/2046		8,604	7,716
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 (f)	EUR	2,667	2,516
3.600% due 11/27/2028		1,197	1,306
4.500% due 11/27/2028		1,047	1,144
6.200% due 11/27/2028		1,296	1,420
Countrywide Asset-Backed Certificates
1.161% due 03/25/2037		$4,720	4,342
1.191% due 06/25/2047		19,189	14,856
1.301% due 09/25/2037 ^		19,068	9,571
3.466% due 08/25/2033		307	253
Credit-Based Asset Servicing and Securitization LLC
3.948% due 12/25/2035 ^		102	102
First Franklin Mortgage Loan Trust
1.151% due 10/25/2036		5,667	4,038
Fremont Home Loan Trust
1.141% due 01/25/2037		7,442	4,036
Glacier Funding CDO Ltd.
1.304% due 08/04/2035		8,753	2,434
Grosvenor Place CLO BV
0.000% due 04/30/2029	EUR	750	655
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.151% due 07/25/2037		$3,690	2,333
JPMorgan Mortgage Acquisition Trust
5.830% due 07/25/2036 ^		148	86
Lehman XS Trust
6.290% due 06/24/2046		4,258	3,899
Long Beach Mortgage Loan Trust
1.291% due 01/25/2036		8,000	5,821
Merrill Lynch Mortgage Investors Trust
5.895% due 03/25/2037		7,701	2,558
Morgan Stanley ABS Capital, Inc. Trust
1.141% due 10/25/2036		8,266	5,033
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		1,523	1,078
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.641% due 07/25/2035		6,000	3,738
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		11,722	5,972
7.238% due 09/25/2037 ^		9,765	5,817
Residential Asset Securities Corp. Trust
1.571% due 08/25/2034		10,938	8,913
Securitized Asset-Backed Receivables LLC Trust
1.271% due 03/25/2036		11,732	6,174
SLM Student Loan Trust
0.000% due 10/28/2029 (f)		8	7,609
0.000% due 01/25/2042 (f)		7	6,006
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		7,500	3,912
Sound Point CLO Ltd.
6.003% due 01/23/2027		1,000	952
South Coast Funding Ltd.
1.634% due 08/10/2038		20,598	4,171

Symphony CLO Ltd.
5.758% due 07/14/2026		3,600	3,396
5.923% due 10/15/2025		1,400	1,391
Taberna Preferred Funding Ltd.
1.394% due 12/05/2036		12,097	9,375
1.414% due 08/05/2036		798	575
1.414% due 08/05/2036 ^		15,465	11,135
1.434% due 02/05/2036		9,262	7,132
Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032 (c)		390	391
Tropic CDO Ltd.
2.058% due 04/15/2034		25,000	17,500

Total Asset-Backed Securities (Cost $209,539)			209,937

SOVEREIGN ISSUES 1.9%
Argentine Government International Bond
2.260% due 12/31/2038	EUR	1,500	1,040
3.875% due 01/15/2022		300	329
5.000% due 01/15/2027		400	418
7.820% due 12/31/2033		5,023	5,909
Autonomous Community of Catalonia
4.900% due 09/15/2021		2,650	3,061
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	695,000	6,157
4.750% due 04/17/2019	EUR	600	637
Saudi Government International Bond
3.250% due 10/26/2026		$400	391
4.500% due 10/26/2046		2,600	2,574

Total Sovereign Issues (Cost $19,490)			20,516

	SHARES
COMMON STOCKS 0.3%
FINANCIALS 0.1%
TIG FinCo PLC (h)		929,969	1,204

INDUSTRIALS 0.2%
Forbes Energy Services Ltd.		64,838	2,010

Total Common Stocks (Cost $3,819)			3,214

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/24/2028		1,355,000	0

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024		148,585	55

Total Warrants (Cost $391)			55

PREFERRED SECURITIES 3.2%
BANKING & FINANCE 0.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (g)		6,945	8,542

INDUSTRIALS 2.4%
Sequa Corp.
9.000%		25,121	25,121

Total Preferred Securities (Cost $32,921)			33,663

SHORT-TERM INSTRUMENTS 8.9%
REPURCHASE AGREEMENTS (i) 5.3%			55,969

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 3.6%
0.722% due 05/04/2017 - 05/25/2017 (e)(f)(l)(n)	37,956	37,940

Total Short-Term Instruments (Cost $93,908)		93,909

Total Investments in Securities (Cost $1,381,096)		1,444,272

Total Investments 136.6% (Cost $1,381,096)		$1,444,272
Financial Derivative Instruments (k)(m) (3.3)% (Cost or Premiums, net $(52,458))		(34,873)
Preferred Shares (22.5)%		(237,950)
Other Assets and Liabilities, net (10.8)%		(113,920)

Net Assets Applicable to Common Shareholders 100.0%		$1,057,529

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	04/09/2015 - 07/30/2015	$3,704	$1,916	0.18%
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	04/09/2015 - 07/30/2015	3,293	1,774	0.17
TIG FinCo PLC	04/02/2015 - 02/24/2017	1,347	1,204	0.11

		$8,344	$4,894	0.46%

Borrowings and Other Financing Transactions

(i)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	1.010%	04/28/2017	05/01/2017	$39,900	U.S. Treasury Floating Rate Note 1.094% due 01/31/2018	$(40,711)	$39,900	$39,904
NOM	0.750	04/28/2017	05/01/2017	2,000	U.S. Treasury Notes 1.750% due 04/30/2022	(2,025)	2,000	2,000
SSB	0.050	04/28/2017	05/01/2017	14,069	U.S. Treasury Notes 1.625% due 12/31/2019 (2)	(14,354)	14,069	14,069

Total Repurchase Agreements						$(57,090)	$55,969	$55,973

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (3)	Settlement Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	0.250%	03/17/2017	TBD	(4)		$(2,065)	$(2,066)
BPS	1.550	03/02/2017	06/02/2017			(9,040)	(9,063)
	1.860	03/02/2017	06/02/2017			(2,016)	(2,022)
	1.950	03/08/2017	06/08/2017			(3,893)	(3,904)
MSC	1.760	04/20/2017	07/19/2017			(6,723)	(6,727)
RBC	1.940	03/24/2017	07/05/2017			(37,307)	(37,383)
RDR	1.420	04/12/2017	05/17/2017			(5,290)	(5,294)
	1.420	04/19/2017	05/23/2017			(3,578)	(3,580)
	1.550	04/07/2017	07/07/2017			(4,714)	(4,719)
	1.570	03/13/2017	06/13/2017			(9,725)	(9,746)
SOG	1.600	02/27/2017	05/30/2017			(17,460)	(17,509)
	1.750	04/12/2017	07/11/2017			(13,666)	(13,679)
	1.750	04/26/2017	07/18/2017			(6,928)	(6,930)
UBS	1.100	02/20/2017	05/22/2017		GBP	(2,101)	(2,727)
	1.350	02/22/2017	05/23/2017			$(7,031)	(7,049)
	1.450	02/22/2017	05/23/2017			(7,480)	(7,501)
	1.560	04/07/2017	07/07/2017			(8,009)	(8,017)
	1.650	04/25/2017	05/02/2017			(35,777)	(35,787)
	1.700	02/27/2017	05/30/2017			(2,765)	(2,773)
	1.780	02/02/2017	05/02/2017			(5,941)	(5,967)
	1.780	02/28/2017	05/02/2017			(3,195)	(3,205)
	1.800	02/27/2017	05/30/2017			(4,277)	(4,290)
	1.830	02/02/2017	05/02/2017			(7,662)	(7,696)
	1.850	02/28/2017	05/26/2017			(5,445)	(5,462)
	1.920	03/14/2017	06/14/2017			(8,260)	(8,281)

Total Reverse Repurchase Agreements							$(221,377)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

(3)	The average amount of borrowings outstanding during the period ended April 30, 2017 was $(128,162) at a weighted average interest rate of 1.453%.
(4)	Open maturity reverse repurchase agreement.

(j)	Securities with an aggregate market value of $250,838 have been pledged as collateral under the terms of master agreements as of April 30, 2017.

(k)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

								Variation Margin
Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2017 (2)	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Banco Espirito Santo S.A.	5.000%	09/20/2020	13.077%	EUR	3,000	$(579)	$8	$0	$(9)
Navient Corp.	5.000	12/20/2021	3.082		$15,900	1,375	1,405	36	0

						$796	$1,413	$36	$(9)

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$2,772	$257	$131	$2	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	7,227	632	299	3	0
CDX.HY-28 5-Year Index	5.000	06/20/2022	18,900	1,547	262	9	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	19,800	405	160	0	(5)
CDX.IG-28 5-Year Index	1.000	06/20/2022	5,500	102	13	0	(1)

				$2,943	$865	$14	$(6)

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	105,000	$(38)	$1,242	$60	$0
Pay	1-Year BRL-CDI	11.500	01/04/2021		22,400	70	294	13	0
Pay	3-Month USD-LIBOR	2.750	06/17/2025		$145,380	7,508	(1,685)	133	0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		44,400	351	(1,748)	42	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		305,100	62,545	72,497	826	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		469,700	(1,572)	60,410	0	(1,384)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	AUD	13,400	627	295	26	0

						$69,491	$131,305	$1,100	$(1,384)

Total Swap Agreements						$73,230	$133,583	$1,150	$(1,399)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Securities with an aggregate market value of $2,488 and cash of $118,232 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2017.

(m)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	05/2017	GBP	400		$513	$0	$(5)
	05/2017	JPY	704,349		6,341	22	0
	05/2017		$6,135	GBP	4,779	55	0
BPS	05/2017	EUR	62,324		$67,303	0	(587)
	05/2017	GBP	329		410	0	(16)
	05/2017		$69,248	EUR	63,472	0	(108)
	06/2017	EUR	63,472		$69,347	107	0
CBK	05/2017	GBP	5,600		7,154	0	(99)
	06/2017	EUR	366		400	0	0
FBF	05/2017	GBP	4,756		6,100	0	(60)
GLM	05/2017		68,207		84,848	0	(3,493)
	05/2017		$573	EUR	539	14	0
	05/2017		95,729	GBP	74,719	1,047	0
	06/2017	GBP	69,933		$89,662	0	(988)
JPM	05/2017	AUD	724		550	8	0
	05/2017	GBP	105		134	0	(2)
MSB	05/2017	BRL	1,738		550	3	0
	05/2017		$543	BRL	1,737	4	0
	05/2017		5,930	GBP	4,685	138	0
	05/2017		6,332	JPY	704,349	0	(14)
	06/2017	JPY	704,349		$6,340	14	0
SCX	05/2017	BRL	1,737		543	0	(4)
	05/2017		$559	BRL	1,737	0	(12)
	06/2017	BRL	1,737		$555	12	0
UAG	05/2017	EUR	2,316		2,472	0	(51)
	05/2017		$672	EUR	629	14	0

Total Forward Foreign Currency Contracts						$1,438	$(5,439)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2017 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	3.625%		$1,800	$(352)	$57	$0	$(295)
BRC	Springleaf Finance Corp.	5.000	12/20/2021	3.620		2,700	(40)	208	168	0
DUB	Petroleos Mexicanos	1.000	12/20/2021	1.931		100	(9)	5	0	(4)
GST	Petrobras Global Finance BV	1.000	09/20/2020	1.972		20	(3)	2	0	(1)
	Petrobras Global Finance BV	1.000	12/20/2024	3.625		2,400	(476)	82	0	(394)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	1.500		500	(41)	35	0	(6)
	Petrobras Global Finance BV	1.000	09/20/2020	1.972		60	(9)	7	0	(2)
	Petrobras Global Finance BV	1.000	12/20/2024	3.625		3,000	(623)	130	0	(493)
JPM	Banco Espirito Santo S.A.	5.000	09/20/2020	13.077	EUR	5,000	(207)	(758)	0	(965)
	Russia Government International Bond	1.000	06/20/2019	0.454		$28,600	(1,957)	2,322	365	0
	Russia Government International Bond	1.000	12/20/2020	1.011		1,300	(149)	150	1	0
MYC	Banco Espirito Santo S.A.	5.000	09/20/2020	13.077	EUR	3,000	(28)	(551)	0	(579)
	Petrobras Global Finance BV	1.000	12/20/2019	1.500		$14,500	(1,342)	1,172	0	(170)

							$(5,236)	$2,861	$534	$(2,909)

Credit Default Swaps on Credit Indices - Sell Protection (1)

							Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$76,848	$(15,592)	$8,300	$0	$(7,292)
DUB	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	3,200	(195)	(161)	0	(356)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	4,400	(507)	(171)	0	(678)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	2,800	(351)	47	0	(304)
FBF	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	100	(11)	1	0	(10)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	300	(36)	3	0	(33)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	400	(36)	4	0	(32)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	1,300	(203)	3	0	(200)
GST	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	5,398	(1,111)	592	0	(519)
	CMBX.NA.A.6 Index	2.000	05/11/2063	4,300	(219)	45	0	(174)
	CMBX.NA.BB.6 Index	5.000	05/11/2063	2,900	(392)	(153)	0	(545)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	6,500	(358)	(365)	0	(723)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	1,100	(56)	(32)	0	(88)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	6,400	(797)	101	0	(696)
MEI	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	74,380	(14,658)	7,600	0	(7,058)
	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	100	(10)	0	0	(10)
MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	80,974	(11,464)	3,732	0	(7,732)
	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	600	(73)	14	0	(59)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	9,500	(548)	(508)	0	(1,056)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	2,200	(97)	(80)	0	(177)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	1,100	(127)	(42)	0	(169)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	3,100	(381)	44	0	(337)

					$(47,222)	$18,974	$0	$(28,248)

Total Swap Agreements					$(52,458)	$21,835	$534	$(31,157)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)	Securities with an aggregate market value of $35,130 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2017.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$52,996	$12,567	$65,563
Corporate Bonds & Notes
Banking & Finance	0	283,172	7,922	291,094
Industrials	0	261,628	21,401	283,029
Utilities	0	64,417	0	64,417
Convertible Bonds & Notes
Industrials	0	7,250	0	7,250
Municipal Bonds & Notes
California	0	38,966	0	38,966
Illinois	0	24,467	0	24,467
Virginia	0	1,187	0	1,187
West Virginia	0	14,375	0	14,375
U.S. Government Agencies	0	38,279	8,269	46,548
Non-Agency Mortgage-Backed Securities	0	246,082	0	246,082
Asset-Backed Securities	0	192,019	17,918	209,937
Sovereign Issues	0	20,516	0	20,516
Common Stocks
Financials	0	0	1,204	1,204
Industrials	0	0	2,010	2,010
Warrants
Utilities	0	55	0	55
Preferred Securities
Banking & Finance	0	8,542	0	8,542
Industrials	25,121	0	0	25,121
Short-Term Instruments
Repurchase Agreements	0	55,969	0	55,969
U.S. Treasury Bills	0	37,940	0	37,940

Total Investments	$25,121	$1,347,860	$71,291	$1,444,272

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,150	0	1,150
Over the counter	0	1,972	0	1,972
	$0	$3,122	$0	$3,122

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,399)	0	(1,399)
Over the counter	0	(36,596)	0	(36,596)

	$0	$(37,995)	$0	$(37,995)

Total Financial Derivative Instruments	$0	$(34,873)	$0	$(34,873)

Totals	$25,121	$1,312,987	$71,291	$1,409,399

There were no significant transfers among Levels 1 and 2 during the period ended April 30, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2017:

Category and Subcategory	Beginning Balance at 07/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2017 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,670	$5,154	$(84)	$220	$5	$1,602	$0	$0	$12,567	$1,826
Corporate Bonds & Notes
Banking & Finance	10,421	0	(2,420)	3	307	(389)	0	0	7,922	(59)
Industrials	10,850	10,238	0	11	0	302	0	0	21,401	302
U.S. Government Agencies	7,929	0	(100)	85	41	314	0	0	8,269	308
Asset-Backed Securities	17,050	4,303	0	11	0	(3,446)	0	0	17,918	(3,446)
Common Stocks
Financials	505	168	0	0	0	531	0	0	1,204	531
Industrials	0	2,472	0	0	0	(462)	0	0	2,010	(462)

Totals	$52,425	$22,335	$(2,604)	$330	$353	$(1,548)	$0	$0	$71,291	$(1,000)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$11,867	Third Party Vendor	Broker Quote	92.250
	700	Proxy Pricing	Base Price	89.190
Corporate Bonds & Notes
Banking & Finance	7,922	Proxy Pricing	Base Price	114.000
Industrials	21,401	Proxy Pricing	Base Price	99.500 - 100.000
U.S. Government Agencies	8,269	Proxy Pricing	Base Price	56.313
Asset-Backed Securities	17,918	Proxy Pricing	Base Price	52.170 - 89,450
Common Stocks
Financials	1,204	Other Valuation Techniques (2)	—	—
Industrials	2,010	Other Valuation Techniques (2)	—	—

Total	$71,291

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or based on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Fund’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2014-2016, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of April 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$ 1,381,096	$91,380	$(28,204)	$63,176

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	MEI	Merrill Lynch International	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	CDO	Collateralized Debt Obligation	TBD	To Be Determined
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	TBD%	Interest rate to be determined when loan settles

Item 2. Controls and Procedures

(a)	The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Opportunity Fund

By: /s/ Peter G. Strelow
Peter G. Strelow President (Principal Executive Officer)

Date: June 27, 2017

By: /s/ William G. Galipeau
William G. Galipeau Treasurer (Principal Financial & Accounting Officer)

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow President (Principal Executive Officer)

Date: June 27, 2017

By: /s/ William G. Galipeau
William G. Galipeau Treasurer (Principal Financial & Accounting Officer)

Date: June 27, 2017